                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




                          Date of Report: May 20, 2003



                                    QLT Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its Charter)




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
British Columbia, Canada                         000-17082                                              N/A
------------------------                         ---------                        -------------------------
(Jurisdiction of                         (Commission File Number)                             (IRS Employer
Incorporation)                                                                          Identification No.)





                                    QLT Inc.,
                             887 Great Northern Way,
                        Vancouver, B.C., CANADA, V5T 4T5
                                 (604) 707-7000
    -------------------------------------------------------------------------
               (Address, including zip code, and telephone number,
              including area code, of principal executive offices)



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ITEM 5.           OTHER EVENTS

                  QLT today reported that it has strengthened its development organization with the addition of Maurice Wolin, MD, as Vice President, Clinical Research and Medical Affairs. Dr. Wolin will report to Mohammad Azab, MD, who has been promoted to Executive Vice President, Research and Chief Medical Officer.


ITEM 7.           EXHIBITS

Exhibit
Number            Description
-------           -----------
99.1     Press Release dated May 20, 2003





                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorised.






                                                         QLT Inc.
                                                 ------------------------
                                                       (Registrant)






Date          May 20, 2003                 /s/  Paul J. Hastings
      ----------------------------         -------------------------------------
                                                    (Signature)
                                           President and Chief Executive Officer